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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Starbase Corporation on Form S-3 of our report dated May 7, 2001, appearing in the Annual Report on Form 10-K of Starbase Corporation for the year ended March 31, 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP


Costa Mesa, California
July 26, 2001